UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2009

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	2-63322 (Commission File Number)	36-2989662 (I.R.S. Employer Identification No.)

11 North Water Street, Suite 18290 Mobile, Alabama (Address of principal executive offices)	36602 (Zip Code)

(251) 243-9100
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           On May 7, 2009, International Shipholding Corporation (the “Company”) announced that Peter M. Johnston, 53, has been promoted to Executive Vice President of the Company, effective immediately.  In his new position, Mr. Johnston will function as a principal operating officer of the Company.  Mr. Johnston has been with the Company or its subsidiaries for over 17 years, most recently serving as a Vice President of the Company and as Executive Vice President of LMS Shipmanagement, Inc., a wholly-owned subsidiary of the Company, since 1995.

The Compensation Committee of the Company’s Board of Directors approved a grant of 2,500 shares of restricted stock to Mr. Johnston, as discussed in greater detail below.

On May 7, 2009, the Company issued a press release announcing Mr. Johnston’s new position.  A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

(e)           Grants of Restricted Stock under the 2009 Stock Incentive Plan.  The following grants of restricted stock to the executive officers of the Company became effective on May 6, 2009:

Niels M. Johnsen20,000 shares

Erik L. Johnsen20,000 shares

Manuel G. Estrada5,000 shares

Peter M. Johnston2,500 shares

Each grant was made under the Company’s 2009 Stock Incentive Plan (the “Plan”) and will vest on May 6, 2010 if (i) the Company’s 2009 net income before taxes exceeds an established performance target (the “performance target”), and (ii) if the officer remains employed by the Company on that date.  The shares will also vest upon the officer’s death, disability, retirement at age 65 or later, or upon a change of control of the Company, should any of those events occur before the end of the one-year restricted period.  The shares will be forfeited if the performance target is not met upon the earlier of the Company’s filing of its Annual Report on Form 10-K for 2009 with the Securities and Exchange Commission or May 6, 2010.  For all other terms and conditions of the grants, please see the form of restricted stock agreement filed as Exhibit 99.2 to this report.

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Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits
Exhibit Number	Description
99.1	Press Release dated May 7, 2009
99.2	Form of Restricted Stock Agreement for grants made under the International Shipholding Corporation 2009 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

May 7, 2009                                                                                                                                                                   /s/ Manuel G. Estrada
                                                                                      Manuel G. Estrada
                                                                               Vice President and Chief Financial Officer

EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE
May 7, 2009

Contact: Vanessa McGee
Red Square Agency
251.802.1263
vanessa@redsquareagency.com

Peter Johnston Promoted to Executive Vice President of
International Shipholding Corporation

Mobile, Ala. – Peter M. Johnston has been promoted to executive vice president of International Shipholding Corporation.  The announcement was made by Erik L. Johnsen, president of the company.

Johnston, whose appointment is effective immediately, is a 1977 graduate of SUNY Maritime College.  He is a veteran of many years in the offshore industry and rose to the rank of port captain for American Overseas Marine.  Johnston joined International Shipholding Corporation in 1991 as director of operations with responsibility for the Waterman’s Defense Department Contracting Program.  He was promoted to vice president in 1995, assuming responsibility for all vessels owned or operated by International Shipholding Corporation.

Making the announcement, Johnsen said, “We are indeed fortunate to have Peter in our organization.  He is an integral part of our past success, and he will continue to be a great asset to us in the future.”

###
International Shipholding Corporation (NYSE: ISH), through its subsidiaries, operates a diversified fleet of U.S. and foreign flag vessels that provide international and domestic maritime transportation services to commercial and governmental customers primarily under medium to long-term charters and contracts. www.intship.com.

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EXHIBIT 99.2

May 6, 2009

FORM OF

RESTRICTED STOCK AGREEMENT

UNDER THE INTERNATIONAL SHIPHOLDING CORPORATION

2009 STOCK INCENTIVE PLAN

This RESTRICTED STOCK AGREEMENT (this “Agreement”) is entered into as of ________________________, by and between International Shipholding Corporation (“ISC”) and ___________________ (“Award Recipient”).

WHEREAS, ISC maintains the 2009 Stock Incentive Plan (the “Plan”), under which the Compensation Committee of the Board of Directors of ISC (the “Committee”) may, among other things, grant shares of ISC’s common stock, $1.00 par value per share (the “Common Stock”), to key employees, officers, and directors of ISC or its subsidiaries (collectively, the “Company”), and persons providing services as consultants or advisors to the Company as the Committee may determine, subject to the Plan and such other terms, conditions, or restrictions as it may deem appropriate; and

WHEREAS, pursuant to the Plan, the Committee has awarded to the Award Recipient restricted shares of Common Stock on the terms and conditions specified below;

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

1.
AWARD OF SHARES AND VESTING SCHEDULE

1.1. Under the terms of the Plan and this Agreement, the Committee hereby awards to the Award Recipient, in consideration of future services, _____________ restricted shares of Common Stock (the “Restricted Stock”).

1.2. The Restricted Stock is subject to the terms, conditions, and restrictions set forth in the Plan and in this Agreement.  The definition of all capitalized terms used but not otherwise defined in this Agreement shall be as provided in the Plan.

1.3. Subject to (a) the provisions of the Plan, (b) the other provisions of this Agreement, and (c) the Award Recipient remaining employed by the Company on the applicable vesting dates, the shares of Restricted Stock shall vest as follows: ________________________.

2.

RESTRICTIONS ON RESTRICTED STOCK

2.1. Subject to the restrictions provided in this Section 2, the Award Recipient shall be entitled to all rights of a stockholder of ISC with respect to the Restricted Stock, including the right to vote the shares.

2.2. All dividends paid and distributions made on unvested shares of Restricted Stock shall be held by the Company until the vesting of the related shares of Restricted Stock on which such dividends were paid or distributions were made.  No interest shall accrue on such amounts prior to payout by the Company.  All dividends and distributions on the Restricted Stock shall be paid to the Award Recipient promptly upon the vesting of the related Restricted Stock, but in no event later than 2 ½ months following such vesting date.

2.3. In addition to the conditions and restrictions provided in the Plan, the shares of Restricted Stock, the right to vote the Restricted Stock, and the right to receive dividends may not be sold, assigned, donated, transferred, exchanged, pledged, hypothecated, or otherwise encumbered prior to vesting.

3.

EFFECT OF CHANGE OF CONTROL OR TERMINATION OF EMPLOYMENT

3.1. Any shares of Restricted Stock which have not vested in accordance with the schedule provided in Section 1.3 shall vest and all restrictions set forth in Section 2 shall lapse on the earlier of:

(a) the date on which the employment of the Award Recipient terminates as a result of (i) death; (ii) disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”); or (iii) retirement on or after reaching age 65; or

(b) the occurrence of a Change of Control of ISC, as described in Section 12.10 of the Plan.

3.2. All unvested Restricted Stock and related rights to dividends and distributions shall automatically terminate and be forfeited if the employment of the Award Recipient terminates for any reason, unless and to the extent otherwise provided in Section 3.1.

4.

EVIDENCE OF STOCK OWNERSHIP

4.1. Ownership of the Restricted Stock by the Award Recipient shall be reflected by the issuance of stock certificates or by book entry evidence of ownership.  Any stock certificates evidencing the Restricted Stock shall be retained by ISC until the lapse of restrictions under the terms of this Agreement.  ISC shall place a legend, in the form specified in Section 7.3 of the Plan, on any stock certificates and a similar notation of restrictions on any book entry evidence of ownership restricting the transferability of the shares of Restricted Stock.

4.2. Upon the lapse of restrictions on shares of Restricted Stock, ISC shall cause a stock certificate or book entry evidence of ownership without a restrictive legend to be issued with respect to the vested Restricted Stock in the name of the Award Recipient or his or her nominee within 30 days, subject to the other terms and conditions hereof, including any withholding of shares under Section 5 below.  Upon receipt of such stock certificate, the Award Recipient is free to hold or dispose of the shares represented by such certificate, subject to (a) applicable securities laws, (b) ISC’s insider trading policy, and (c) any applicable stock retention policies that ISC may adopt in the future.

5.

TAXES

5.1. Unless an Award Recipient timely makes the election described in Section 5.2, at the time that all or any portion of the Restricted Stock vests, the Award Recipient must deliver to ISC the amount of income tax withholding required by law.  The Award Recipient shall have the right to fully satisfy this tax withholding obligation by requesting ISC to withhold (from the shares the Award Recipient otherwise would receive upon vesting) that number of shares of Common Stock having an aggregate value (as determined under the Plan) equal to the minimum amount required to be withheld; provided, however, that to prevent the issuance of fractional shares and the under-withholding of taxes, the Award Recipient agrees that the number of shares withheld shall be rounded up to the next whole number of shares.  The Committee does not have the right to disapprove of an election by the Award Recipient to have shares withheld in satisfaction of the withholding tax obligation.

5.2. The Award Recipient understands that the Award Recipient (and not the Company) shall be responsible for the Award Recipient’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.  The Award Recipient understands that Section 83 of the Code taxes as ordinary income the Fair Market Value of the Restricted Stock as of the date any restrictions on the shares lapse.  The Award Recipient understands that the Award Recipient may elect to be taxed at the time the Restricted Stock is granted rather than upon vesting by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.  The form for making this election is available from the Company’s Secretary upon the Award Recipient’s request.

6.

NO CONTRACT OF EMPLOYMENT INTENDED

Nothing in this Agreement shall confer upon the Award Recipient any right to continue in the employment of the Company, or to interfere in any way with the right of the Company to terminate the Award Recipient’s employment relationship with the Company at any time.

7.

BINDING EFFECT

This Agreement shall inure to the benefit of and be binding upon the parties to this agreement and their respective heirs, executors, administrators, legal representatives, and successors.

8.

INCONSISTENT PROVISIONS

The Restricted Stock is subject to the provisions of the Plan as in effect on the date of this Agreement and as it may be amended.  If any provision of this Agreement conflicts with a provision of the Plan, the Plan provision shall control.

9.

ATTORNEYS’ FEES AND EXPENSES

Should any party to this Agreement retain counsel for the purpose of enforcing, or preventing the breach of, any provision of this Agreement, including but not limited to the institution of any action or proceeding in court (a) to enforce any provision of this Agreement, (b) to obtain monetary or liquidated damages for failure to perform under this Agreement, (c) for a declaration of such parties’ rights or obligations with respect to this Agreement, or (d) for any other judicial remedy, then the prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, attorneys’ fees (including costs of appeal).

10.

GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.

SEVERABILITY

If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall at any time or to any extent be invalid, illegal, or unenforceable in any respect as written, the Award Recipient and ISC intend for any court construing this Agreement to modify or limit such provision so as to render it valid and enforceable to the fullest extent allowed by law.  Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision of this Agreement, and the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal, or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

12.

ENTIRE AGREEMENT; MODIFICATION

The Plan and this Agreement contain the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan, as it may be amended from time to time in the manner provided by the Plan, or in this Agreement, as it may be amended from time to time by a written document signed by each of the parties to this Agreement.  Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Agreement shall be void and ineffective for all purposes.

By signature below, the Award Recipient represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of those terms and provisions.  The Award Recipient has reviewed the Plan and this Agreement in their entirety and fully understands all provisions of each.  The Award Recipient agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

INTERNATIONAL SHIPHOLDING CORPORATION

By:           [NAME]
[TITLE]

By:           [NAME]
Award Recipient